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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                 APRIL 27, 2005

                        Commission File Number: 000-18053

                                   LASERSCOPE
             (Exact name of Registrant as specified in its charter)

               CALIFORNIA                                    77-0049527
    (State or other jurisdiction of                       (I.R.S. Employer
     incorporation or organization)                     Identification No.)

                               3070 ORCHARD DRIVE
                             SAN JOSE, CA 95134-2011
                    (Address of principal executive offices)

                                 (408) 943-0636
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

              On April 27, 2005, Laserscope issued a press release announcing its financial results for the quarter ended March 31, 2005. A copy of the release is attached as Exhibit 99.1 and incorporated by reference herein.

              The information in this Form 8-K and the Exhibit attached hereto is being furnished pursuant to Item 2.02, Results of Operations and Financial Condition. It shall not be deemed "filed" for purposes of
       Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 9.01     EXHIBITS

     99.1     Press release dated April 27, 2005

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    LASERSCOPE
                                                    ----------------------------
                                                    (Registrant)

Date:  April 27, 2005                               By: /s/ Dennis LaLumandiere
                                                        ------------------------
                                                        Dennis LaLumandiere
                                                        Vice President, Finance,
                                                        Chief Financial Officer
                                                        and Secretary

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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER        DESCRIPTION
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99.1          PRESS RELEASE DATED APRIL 27, 2005.